Exhibit 99.2

Financial Supplement June 30, 2007

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums by Line of Business	4
	- Consolidating Statement of Operations	5-6

III.	Segment Results
	- Insurance - North American	7
	- Insurance - Overseas General	8
	- Global Reinsurance	9-10
	- Life Insurance and Reinsurance	11

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13-16
	- Investment Portfolio	17
	- Net Realized and Unrealized Gains (Losses)	18
	- Capital Structure	19
	- Computation of Basic and Diluted Earnings Per Share	20

V.	Other Disclosures
	- Non-GAAP Financial Measures	21
	- Book Value per Ordinary Share	22
	- Comprehensive Income	23
	- Glossary	24

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data and ratios)
(Unaudited)

	Three months ended June 30			Six months ended June 30
	2007	2006	% Change 2Q-07 vs. 2Q-06	2007	2006	% Change YTD-07 vs. YTD-06
Gross premiums written	$4,637	$4,583	1%	$9,133	$9,094	0%

Net premiums written	$3,082	$3,066	1%	$6,352	$6,376	0%

Net premiums earned	$3,008	$2,906	4%	$6,090	$5,711	7%

Net investment income	$471	$390	21%	$922	$759	21%

Net income	$649	$573	13%	$1,350	$1,062	27%

Income excluding net realized gains (losses) and cumulative effect (1)	$664	$579	15%	$1,327	$1,056	26%

Comprehensive income	$274	$375	-27%	$1,049	$782	34%

Operating cash flow	$1,158	$882	31%	$2,394	$1,968	22%

Combined ratio
Loss and loss expense ratio	61.4%	61.6%		61.8%	61.4%
Underwriting and administrative expense ratio	26.2%	26.6%		25.6%	27.9%

Combined ratio	87.6%	88.2%		87.4%	89.3%

Annualized ROE*	18.0%	19.3%		18.4%	17.9%
Annualized ROE, excluding FAS 115*	18.6%	19.5%		19.0%	18.1%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	20%	19%		19%	20%

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.98	$1.74	14%	$3.95	$3.17	25%
Net income	$1.93	$1.72	12%	$4.02	$3.18	26%

Book value per ordinary share	$44.46	$36.60	21%	$44.46	$36.60	21%
Tangible book value per ordinary share	$36.16	$28.29	28%	$36.16	$28.29	28%

Weighted average basic ordinary shares outstanding	324.5	321.4		324.3	321.3
Weighted average diluted ordinary shares outstanding	330.1	326.1		329.7	326.2
Debt/ total capitalization	12.2%	15.9%		12.2%	15.9%

(1)	See page 21 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Property and Casualty
Gross premiums written	$4,545	$4,406	$3,932	$4,228	$4,517	$8,951	$8,967	$17,127
Net premiums written	2,995	3,182	2,786	2,721	3,000	6,177	6,249	11,756
Net premiums earned	2,921	2,994	2,948	3,019	2,840	5,915	5,584	11,551
Losses and loss expenses	1,793	1,860	1,824	1,818	1,748	3,653	3,428	7,070
Policy acquisition costs	422	406	424	430	423	828	835	1,689
Administrative expenses	344	344	353	345	332	688	723	1,421

P&C underwriting income	$362	$384	$347	$426	$337	$746	$598	$1,371

Life underwriting income excluding investment income	30	29	25	25	20	59	40	90
Net investment income	471	451	428	414	390	922	759	1,601
Net realized gains (losses)	(11)	16	15	(113)	(7)	5	—	(98)
Interest expense	42	46	42	46	45	88	88	176
Other (income) expense	(4)	4	(16)	(2)	(12)	—	(17)	(35)
Income tax expense (benefit)	165	129	124	130	134	294	268	522
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4	4

Net income	$649	$701	$665	$578	$573	$1,350	$1,062	$2,305

Net realized gains (losses)	(11)	16	15	(113)	(7)	5	—	(98)
Tax expense (benefit) on net realized gains (losses)	4	(22)	(7)	(39)	(1)	(18)	(2)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4	4

Income excluding net realized gains (losses) and cumulative effect (2)	$664	$663	$643	$652	$579	$1,327	$1,056	$2,351

% Change versus prior year period (1)
Property and Casualty net premiums written	0%	-2%	9%	-4%	5%	-1%	2%	2%
Property and Casualty net premiums earned	3%	9%	6%	0%	-1%	6%	-2%	0%

Other ratios
Net premiums written/gross premiums written	66%	72%	71%	64%	66%	69%	70%	69%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	20%	19%	17%	21%	19%	19%	20%	20%

Combined ratio (1)
Loss and loss expense ratio	61.4%	62.1%	61.8%	60.2%	61.6%	61.8%	61.4%	61.2%
Policy acquisition cost ratio	14.5%	13.5%	14.4%	14.2%	14.9%	14.0%	15.0%	14.6%
Administrative expense ratio	11.7%	11.5%	12.0%	11.4%	11.7%	11.6%	12.9%	12.3%

Combined ratio	87.6%	87.1%	88.2%	85.8%	88.2%	87.4%	89.3%	88.1%

Large losses and other items (1)
Catastrophe and other large losses (before tax)	$81	$34	$6	$6	$2	$115	$5	$17
Prior period development - unfavorable (favorable)	$(40)	$(18)	$17	$17	$(14)	$(58)	$(46)	$(12)

(1)	Property and casualty excluding Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2)	See page 21 Non-GAAP Financial Measures.

Consolidated Results	Page 2

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	June 30 2007	March 31 2007	December31 2006
	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$30,591	$29,934	$28,540
Fixed maturities held to maturity, at amortized cost	3,013	3,060	3,047
Equity securities, at fair value	1,896	1,772	1,713
Short-term investments, at fair value	2,919	2,658	2,456
Other investments	934	896	845

Total investments	39,353	38,320	36,601

Cash	621	639	565
Securities lending collateral	2,811	2,905	2,171
Insurance and reinsurance balances receivable	3,923	3,689	3,580
Reinsurance recoverable	14,081	14,374	14,580
Deferred policy acquisition costs	1,160	1,133	1,077
Prepaid reinsurance premiums	1,854	1,621	1,586
Goodwill	2,731	2,731	2,731
Deferred tax assets	1,163	1,192	1,165
Investments in partially owned insurance companies	826	804	789
Other assets	2,497	2,366	2,290

Total assets	$71,020	$69,774	$67,135

Liabilities
Unpaid losses and loss expenses	$36,123	$35,813	$35,517
Unearned premiums	7,001	6,670	6,437
Future policy benefits for life and annuity contracts	521	521	518
Insurance and reinsurance balances payable	2,690	2,511	2,449
Deposit liabilities	363	327	335
Securities lending payable	2,811	2,905	2,171
Payable for securities purchased	2,257	1,338	1,286
Accounts payable, accrued expenses and other liabilities	1,445	1,514	1,541
Income taxes payable	168	265	156
Short-term debt	85	581	578
Long-term debt	2,063	2,061	1,560
Trust preferred securities	309	309	309

Total liabilities	55,836	54,815	52,857

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	14,781	14,181	13,562
Accumulated other comprehensive income (AOCI)	403	778	716

Total shareholders’ equity	15,184	14,959	14,278

Total liabilities and shareholders’ equity	$71,020	$69,774	$67,135

Book value per ordinary share (1)	$44.46	$43.87	$42.03
Tangible book value per ordinary share (1)	$36.16	$35.55	$33.66

(1)	See page 21 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	2Q-07	% of Total Consolidated	2Q-06	% of Total Consolidated	% Change 2Q-07 vs. 2Q-06	YTD 2007	% of Total Consolidated	YTD 2006	% of Total Consolidated	% Change YTD-07 vs. YTD-06
Net premiums written
Property and all other	$997	32%	$1,017	33%	-2%	$2,000	32%	$2,051	32%	-2%
Casualty	1,567	51%	1,623	53%	-3%	3,326	52%	3,471	55%	-4%
Personal accident (A&H)	431	14%	360	12%	20%	851	13%	727	11%	17%

Total P&C	2,995	97%	3,000	98%	0%	6,177	97%	6,249	98%	-1%

Life	87	3%	66	2%	32%	175	3%	127	2%	38%

Total Consolidated	$3,082	100%	$3,066	100%	1%	$6,352	100%	$6,376	100%	0%

Net premiums earned
Property and all other	$917	30%	$864	30%	6%	$1,770	29%	$1,681	30%	5%
Casualty	1,584	53%	1,619	56%	-2%	3,331	55%	3,210	56%	4%
Personal accident (A&H)	420	14%	357	12%	18%	814	13%	693	12%	17%

Total P&C	2,921	97%	2,840	98%	3%	5,915	97%	5,584	98%	6%

Life	87	3%	66	2%	32%	175	3%	127	2%	38%

Total Consolidated	$3,008	100%	$2,906	100%	4%	$6,090	100%	$5,711	100%	7%

Line of Business	Page 4

ACE Limited
Consolidating Statement of Operations
Three months ended June 30, 2007 and 2006
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
June 30, 2007
Gross premiums written	$2,589	$1,621	$335	$—	$4,545	$92	$4,637
Net premiums written	1,497	1,166	332	—	2,995	87	3,082
Net premiums earned	1,455	1,141	325	—	2,921	87	3,008
Losses and loss expenses	1,016	614	163	—	1,793	—	1,793
Life and annuity benefits	—	—	—	—	—	33	33
Policy acquisition costs	128	230	64	—	422	12	434
Administrative expenses	130	162	16	36	344	12	356

Underwriting income (loss)	181	135	82	(36)	362	30	392

Net investment income	257	111	66	23	457	14	471
Net realized gains (losses)	15	(27)	(7)	9	(10)	(1)	(11)
Interest expense	—	—	—	42	42	—	42
Other (income) expense	1	1	2	(8)	(4)	—	(4)
Income tax expense (benefit)	115	58	7	(16)	164	1	165

Net income (loss)	337	160	132	(22)	607	42	649

Net realized gains (losses)	15	(27)	(7)	9	(10)	(1)	(11)
Tax expense (benefit) on net realized gains (losses)	8	(4)	—	—	4	—	4

Income (loss) excluding net realized gains (losses) (1)	$330	$183	$139	$(31)	$621	$43	$664

June 30, 2006
Gross premiums written	$2,615	$1,485	$417	$—	$4,517	$66	$4,583
Net premiums written	1,502	1,083	415	—	3,000	66	3,066
Net premiums earned	1,367	1,086	387	—	2,840	66	2,906
Losses and loss expenses	966	585	197	—	1,748	—	1,748
Life and annuity benefits	—	—	—	—	—	34	34
Policy acquisition costs	122	219	82	—	423	4	427
Administrative expenses	125	152	18	37	332	8	340

Underwriting income (loss)	154	130	90	(37)	337	20	357

Net investment income	212	91	55	23	381	9	390
Net realized gains (losses)	(32)	4	(3)	25	(6)	(1)	(7)
Interest expense	—	—	—	45	45	—	45
Other (income) expense	1	—	2	(15)	(12)	—	(12)
Income tax expense (benefit)	95	44	8	(13)	134	—	134

Net income (loss)	238	181	132	(6)	545	28	573

Net realized gains (losses)	(32)	4	(3)	25	(6)	(1)	(7)
Tax expense (benefit) on net realized gains (losses)	(5)	5	(1)	—	(1)	—	(1)

Income (loss) excluding net realized gains (losses) (1)	$265	$182	$134	$(31)	$550	$29	$579

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2007 Qtr	Page 5

ACE Limited
Consolidating Statement of Operations
Six months ended June 30, 2007 and 2006
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
June 30, 2007
Gross premiums written	$4,858	$3,280	$813	$—	$8,951	$182	$9,133
Net premiums written	3,011	2,358	808	—	6,177	175	6,352
Net premiums earned	2,994	2,253	668	—	5,915	175	6,090
Losses and loss expenses	2,127	1,178	348	—	3,653	—	3,653
Life and annuity benefits	—	—	—	—	—	69	69
Policy acquisition costs	244	454	130	—	828	23	851
Administrative expenses	263	324	33	68	688	24	712

Underwriting income (loss)	360	297	157	(68)	746	59	805

Net investment income	498	215	132	51	896	26	922
Net realized gains (losses)	52	(53)	(1)	12	10	(5)	5
Interest expense	—	—	—	88	88	—	88
Other (income) expense	10	4	3	(17)	—	—	—
Income tax expense (benefit)	243	98	14	(60)	295	(1)	294

Net income (loss)	657	357	271	(16)	1,269	81	1,350

Net realized gains (losses)	52	(53)	(1)	12	10	(5)	5
Tax expense (benefit) on net realized gains (losses)	23	(12)	(1)	(28)	(18)	—	(18)

Income (loss) excluding net realized gains (losses) (1)	$628	$398	$271	$(56)	$1,241	$86	$1,327

June 30, 2006
Gross premiums written	$4,877	$3,069	$1,021	$—	$8,967	$127	$9,094
Net premiums written	3,005	2,229	1,015	—	6,249	127	6,376
Net premiums earned	2,701	2,125	758	—	5,584	127	5,711
Losses and loss expenses	1,882	1,151	394	1	3,428	—	3,428
Life and annuity benefits	—	—	—	—	—	62	62
Policy acquisition costs	266	413	156	—	835	10	845
Administrative expenses	241	297	32	153	723	15	738

Underwriting income (loss)	312	264	176	(154)	598	40	638

Net investment income	415	176	103	46	740	19	759
Net realized gains (losses)	(38)	8	(9)	48	9	(9)	—
Interest expense	—	—	—	88	88	—	88
Other (income) expense	—	6	5	(28)	(17)	—	(17)
Income tax expense (benefit)	189	100	20	(40)	269	(1)	268
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Net income (loss)	500	342	245	(76)	1,011	51	1,062

Net realized gains (losses)	(38)	8	(9)	48	9	(9)	—
Tax expense (benefit) on net realized gains (losses)	(7)	7	(1)	(1)	(2)	—	(2)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Income (loss) excluding net realized gains (losses) (1)	$531	$341	$253	$(129)	$996	$60	$1,056

(1)	See page 21 Non-GAAP Financial Measures.

Segment 2007 YTD	Page 6

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written	$2,589	$2,269	$2,236	$2,550	$2,615	$4,858	$4,877	$9,663
Net premiums written	1,497	1,514	1,476	1,459	1,502	3,011	3,005	5,940
Net premiums earned	1,455	1,539	1,471	1,547	1,367	2,994	2,701	5,719
Losses and loss expenses	1,016	1,111	1,054	1,090	966	2,127	1,882	4,026
Policy acquisition costs	128	116	122	142	122	244	266	530
Administrative expenses	130	133	132	129	125	263	241	502

Underwriting income	181	179	163	186	154	360	312	661

Net investment income	257	241	233	228	212	498	415	876
Net realized gains (losses)	15	37	(11)	(34)	(32)	52	(38)	(83)
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	1	9	(13)	11	1	10	—	(2)
Income tax expense (benefit)	115	128	89	74	95	243	189	352

Net income	337	320	309	295	238	657	500	1,104

Net realized gains (losses)	15	37	(11)	(34)	(32)	52	(38)	(83)
Tax expense (benefit) on net realized gains (losses)	8	15	(16)	(32)	(5)	23	(7)	(55)

Income excluding net realized gains (losses) (1)	$330	$298	$304	$297	$265	$628	$531	$1,132

Combined ratio
Loss and loss expense ratio	69.8%	72.2%	71.7%	70.4%	70.7%	71.1%	69.7%	70.4%
Policy acquisition cost ratio	8.8%	7.5%	8.3%	9.1%	8.9%	8.1%	9.9%	9.2%
Administrative expense ratio	8.9%	8.7%	8.9%	8.4%	9.1%	8.8%	8.9%	8.8%

Combined ratio	87.5%	88.4%	88.9%	87.9%	88.7%	88.0%	88.5%	88.4%

Large losses and other items (before tax)
Catastrophe and other large losses (before tax)	$16	$—	$—	$—	$—	$16	$—	$—
Prior period development - unfavorable (favorable)	$(6)	$10	$20	$30	$11	$4	$15	$65

% Change versus prior year period
Net premiums written	0%	1%	16%	-4%	5%	0%	0%	2%
Net premiums earned	6%	15%	9%	-3%	-3%	11%	-3%	0%

Other ratios
Net premiums written/gross premiums written	58%	67%	66%	57%	57%	62%	62%	61%

(1)	See page 21 Non-GAAP Financial Measures.

Insurance-North American	Page 7

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written	$1,621	$1,659	$1,441	$1,387	$1,485	$3,280	$3,069	$5,897
Net premiums written	1,166	1,192	1,059	978	1,083	2,358	2,229	4,266
Net premiums earned	1,141	1,112	1,097	1,099	1,086	2,253	2,125	4,321
Losses and loss expenses	614	564	576	532	585	1,178	1,151	2,259
Policy acquisition costs	230	224	226	217	219	454	413	856
Administrative expenses	162	162	157	155	152	324	297	609

Underwriting income	135	162	138	195	130	297	264	597

Net investment income	111	104	97	97	91	215	176	370
Net realized gains (losses)	(27)	(26)	8	(32)	4	(53)	8	(16)
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	1	3	7	(3)	—	4	6	10
Income tax expense (benefit)	58	40	43	63	44	98	100	206

Net income	160	197	193	200	181	357	342	735

Net realized gains (losses)	(27)	(26)	8	(32)	4	(53)	8	(16)
Tax expense (benefit) on net realized gains (losses)	(4)	(8)	2	(6)	5	(12)	7	3

Income excluding net realized gains (losses) (1)	$183	$215	$187	$226	$182	$398	$341	$754

Combined ratio
Loss and loss expense ratio	53.9%	50.7%	52.5%	48.4%	53.8%	52.3%	54.2%	52.3%
Policy acquisition cost ratio	20.1%	20.2%	20.6%	19.8%	20.1%	20.1%	19.4%	19.8%
Administrative expense ratio	14.2%	14.5%	14.3%	14.0%	14.1%	14.4%	14.0%	14.1%

Combined ratio	88.2%	85.4%	87.4%	82.2%	88.0%	86.8%	87.6%	86.2%

Large losses and other items
Catastrophe and other large losses (before tax)	$58	$15	$—	$3	$—	$73	$—	$3
Prior period development - unfavorable (favorable)	$(31)	$(21)	$4	$(16)	$(21)	$(52)	$(60)	$(72)

% Change versus prior year period
Net premiums written	8%	4%	4%	5%	2%	6%	-1%	2%
Net premiums earned	5%	7%	5%	7%	1%	6%	-2%	2%

Other ratios
Net premiums written/gross premiums written	72%	72%	73%	71%	73%	72%	73%	72%

(1)	See page 21 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 8

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written	$335	$478	$255	$291	$417	$813	$1,021	$1,567
Net premiums written	332	476	251	284	415	808	1,015	1,550
Net premiums earned	325	343	380	373	387	668	758	1,511
Losses and loss expenses	163	185	194	196	197	348	394	784
Policy acquisition costs	64	66	76	71	82	130	156	303
Administrative expenses	16	17	14	16	18	33	32	62

Underwriting income	82	75	96	90	90	157	176	362

Net investment income	66	66	62	56	55	132	103	221
Net realized gains (losses)	(7)	6	17	2	(3)	(1)	(9)	10
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	2	1	2	1	2	3	5	8
Income tax expense (benefit)	7	7	9	9	8	14	20	38

Net income	132	139	164	138	132	271	245	547

Net realized gains (losses)	(7)	6	17	2	(3)	(1)	(9)	10
Tax expense (benefit) on net realized gains (losses)	—	(1)	1	(1)	(1)	(1)	(1)	(1)

Income excluding net realized gains (losses) (1)	$139	$132	$148	$135	$134	$271	$253	$536

Combined ratio
Loss and loss expense ratio	50.1%	53.8%	50.9%	52.5%	51.0%	52.0%	52.0%	51.8%
Policy acquisition cost ratio	19.9%	19.2%	20.1%	19.0%	21.2%	19.5%	20.6%	20.1%
Administrative expense ratio	5.0%	5.0%	3.7%	4.2%	4.6%	5.0%	4.2%	4.1%

Combined ratio	75.0%	78.0%	74.7%	75.7%	76.8%	76.5%	76.8%	76.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$7	$19	$6	$3	$2	$26	$5	$14
Prior period development - unfavorable (favorable)	$(3)	$(7)	$(7)	$3	$(4)	$(10)	$(1)	$(5)

(1)	See page 21 Non-GAAP Financial Measures.

Global Reinsurance	Page 9

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
% Change versus prior year period
Net premiums written	-20%	-21%	-9%	-25%	14%	-20%	14%	0%
Net premiums earned	-16%	-8%	-4%	-9%	4%	-12%	4%	-1%

Other ratios
Net premiums written/gross premiums written	99%	100%	98%	98%	100%	99%	99%	99%

Global Reinsurance - By Division
	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written
ACE Tempest Re Bermuda	$121	$174	$16	$53	$112	$295	$317	$386
ACE Tempest Re USA	175	188	181	178	249	363	544	903
ACE Tempest Re Europe	35	112	58	60	56	147	160	278
ACE Tempest Re Canada	4	4	—	—	—	8	—	—

Total	$335	$478	$255	$291	$417	$813	$1,021	$1,567

Net premiums written
ACE Tempest Re Bermuda	$120	$174	$13	$49	$113	$294	$317	$379
ACE Tempest Re USA	175	188	181	177	249	363	544	902
ACE Tempest Re Europe	33	110	57	58	53	143	154	269
ACE Tempest Re Canada	4	4	—	—	—	8	—	—

Total	$332	$476	$251	$284	$415	$808	$1,015	$1,550

Net premiums earned
ACE Tempest Re Bermuda	$87	$88	$96	$97	$88	$175	$174	$367
ACE Tempest Re USA	177	187	216	210	231	364	446	872
ACE Tempest Re Europe	60	67	68	66	68	127	138	272
ACE Tempest Re Canada	1	1	—	—	—	2	—	—

Total	$325	$343	$380	$373	$387	$668	$758	$1,511

Net premiums written/gross premiums written
ACE Tempest Re Bermuda	99%	100%	81%	92%	101%	100%	100%	98%
ACE Tempest Re USA	100%	100%	100%	99%	100%	100%	100%	100%
ACE Tempest Re Europe	94%	98%	98%	97%	95%	97%	96%	97%
ACE Tempest Re Canada	100%	100%	—	—	—	100%	—	—

Total NPW/GPW	99%	100%	98%	98%	100%	99%	99%	99%

Global Reinsurance 2	Page 10

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life Insurance and Reinsurance

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Gross premiums written (1)	$92	$90	$78	$69	$66	$182	$127	$274
Net premiums written	87	88	78	69	66	175	127	274
Net premiums earned	87	88	78	69	66	175	127	274
Life and annuity benefits	33	36	32	29	34	69	62	123
Policy acquisition costs	12	11	9	7	4	23	10	26
Administrative expenses	12	12	12	8	8	24	15	35
Net investment income	14	12	12	11	9	26	19	42

Life underwriting income (2)	44	41	37	36	29	85	59	132

Net realized gains (losses)	(1)	(4)	(13)	(14)	(1)	(5)	(9)	(36)
Income tax expense (benefit)	1	(2)	(5)	—	—	(1)	(1)	(6)

Net income	42	39	29	22	28	81	51	102

Net realized gains (losses)	(1)	(4)	(13)	(14)	(1)	(5)	(9)	(36)
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—	—	—

Income excluding net realized gains (losses) (3)	$43	$43	$42	$36	$29	$86	$60	$138

(1)	Consistent with GAAP, premiums collected on universal life contracts are considered deposits and excluded from premium revenue. For the quarter ended June 30, 2007, premiums collected on universal life contracts that were excluded from premium revenue above aggregated to $10.6 million. Previous to Q2-07, premiums collected on universal life contracts were inconsequential.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(3)	See page 21 Non-GAAP Financial Measures.

Life	Page 11

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2005	$35,055	$14,597	$20,458	$27,174	$9,269	$17,905	$7,881	$5,328	$2,553

Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	35,508	14,554	20,954	27,847	9,402	18,445	7,661	5,152	2,509

Losses and loss expenses incurred	2,378	630	1,748	2,349	618	1,731	29	12	17
Losses and loss expenses paid	(2,536)	(1,082)	(1,454)	(2,344)	(938)	(1,406)	(192)	(144)	(48)
Other (incl. foreign exch. revaluation)	214	69	145	212	69	143	2	—	2

Balance at June 30, 2006	35,564	14,171	21,393	28,064	9,151	18,913	7,500	5,020	2,480

Losses and loss expenses incurred	2,582	764	1,818	2,588	797	1,791	(6)	(33)	27
Losses and loss expenses paid	(2,395)	(975)	(1,420)	(2,223)	(893)	(1,330)	(172)	(82)	(90)
Other (Sale of certain run-off subsidiaries) (2)	(789)	(317)	(472)	—	—	—	(789)	(317)	(472)
Other (incl. foreign exch. revaluation)	187	66	121	199	69	130	(12)	(3)	(9)

Balance at September 30, 2006	35,149	13,709	21,440	28,628	9,124	19,504	6,521	4,585	1,936

Losses and loss expenses incurred	2,780	956	1,824	2,477	710	1,767	303	246	57
Losses and loss expenses paid	(2,613)	(1,211)	(1,402)	(2,405)	(1,078)	(1,327)	(208)	(133)	(75)
Other (incl. foreign exch. revaluation)	201	55	146	289	221	68	(88)	(166)	78

Balance at December 31, 2006	35,517	13,509	22,008	28,989	8,977	20,012	6,528	4,532	1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	35,813	13,413	22,400	29,429	9,016	20,413	6,384	4,397	1,987

Losses and loss expenses incurred	2,280	487	1,793	2,249	473	1,776	31	14	17
Losses and loss expenses paid	(2,111)	(758)	(1,353)	(1,977)	(637)	(1,340)	(134)	(121)	(13)
Other (incl. foreign exch. revaluation)	141	34	107	140	34	106	1	—	1

Balance at June 30, 2007	$36,123	$13,176	$22,947	$29,841	$8,886	$20,955	$6,282	$4,290	$1,992

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service—Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	During the third quarter of 2006, ACE Limited completed the sale of three run-off reinsurance subsidiaries, ACE American Reinsurance Company, Brandywine Reinsurance Co. (UK) Ltd. and Brandywine Reinsurance Company S.A.-N.V. to Randall & Quilter Investment Holdings Limited.

Loss Reserve Rollforward	Page 12

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	June 30 2007	March 31 2007	December 31 2006
Reinsurance recoverable on paid losses and loss expenses
Active operations	$820	$922	$1,013
Brandywine	245	242	251
Westchester Run-off	33	42	36
Other Run-off	16	17	16

Total	$1,114	$1,223	$1,316

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,418	$9,505	$9,479
Brandywine	3,303	3,425	3,535
Westchester Run-off	674	690	699
Other Run-off	221	202	200

Total	$13,616	$13,822	$13,913

Gross reinsurance recoverable
Active operations	$10,238	$10,427	$10,515
Brandywine	3,548	3,667	3,786
Westchester Run-off	707	732	712
Other Run-off	237	219	216

Total	$14,730	$15,045	$15,229

Provision for uncollectible reinsurance
Active operations	$(427)	$(455)	$(427)
Brandywine	(169)	(169)	(172)
Westchester Run-off	(31)	(30)	(30)
Other Run-off	(22)	(17)	(20)

Total	$(649)	$(671)	$(649)

Net reinsurance recoverable
Active operations	$9,811	$9,972	$10,088
Brandywine	3,379	3,498	3,614
Westchester Run-off	676	702	682
Other Run-off	215	202	196

Total	$14,081	$14,374	$14,580

Reinsurance Recoverable	Page 13

ACE Limited
Reinsurance Recoverable Analysis - 2
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	March 31, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$5,159	$61	1.2%
Other reinsurers balances >$20 million	2,102	52	2.5%
Other reinsurers balances <$20 million	519	50	9.6%
Mandatory pools and government agencies	579	3	0.5%
Structured settlements	220	1	0.5%
Captives	1,360	2	0.1%
Other(1)	488	286	58.6%

Total	$10,427	$455	4.4%

At March 31, 2007, $7.5 billion of the active operations’ recoverables were from rated reinsurers, of which 96.3% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $3.1 billion, of which $2.0 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

American International Group (AIG)

Aspen Insurance Holdings Ltd

Berkshire Hathaway Insurance Group

Chubb Insurance Group

HDI Haftpflichtverband Der Deutschen

    Industrie Vag (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

WR Berkley Corp

XL Capital Group

AGRI General Ins Co

AIOI Insurance Group

Allianz

Allied World Assurance Group

Arch Capital

AXA

CIGNA

Converium Group

Dow Chemical Co

Electric Insurance Company

Endurance Specialty Holdings Ltd

Everest Re Group

Federal Crop Insurance Corp

ING Groep NV

IPC Re Ltd

IRB - Brasil Resseguros S.A. Group

Liberty Mutual Insurance Companies

Montpelier Reinsurance Ltd

Partner Re

Platinum Underwriters

PMA Capital Corp.

Renaissance Re Holdings Ltd

Royal & Sun Alliance Insurance Group

SCOR Group

Sompo Japan Group

Tawa UK Ltd

Toa Reinsurance Company

Travelers Companies Inc.

White Mountains Insurance Group

Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 14

ACE Limited
Reinsurance Recoverable Analysis - 3
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	March 31, 2007
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$7,917	$84	1.1%
Other reinsurers balances >$20 million	3,289	155	4.7%
Other reinsurers balances <$20 million	714	77	10.8%
Mandatory pools and government agencies	588	3	0.5%
Structured settlements	522	2	0.4%
Captives	1,464	3	0.2%
Other(1)	551	347	63.0%

Total	$15,045	$671	4.5%

At March 31, 2007, $11.3 billion of ACE Limited recoverables were from rated reinsurers, of which 95.2% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)

American International Group (AIG)

Berkshire Hathaway Insurance

    Group

Chubb Insurance Group

Equitas

Everest Re Group

HDI Haftpflichtverband Der

    Deutschen Industrie Vag

    (Hannover)

Lloyd’s Of London

Munich Re Group

Swiss Re Group

XL Capital Group

AGRI General Ins Co

AIOI Insurance Group

Allianz

Allied World Assurance Group

Allstate Group

Arch Capital

Aspen Insurance Holdings Ltd

AVIVA

AXA

CIGNA

CNA Insurance Companies

Converium Group

Dominion Insurance Co Ltd

Dow Chemical Co

Dukes Place Holdings

Electric Insurance Company

Endurance Specialty Holdings Ltd

Enstar Group Ltd

Fairfax Financial

Federal Crop Insurance Corp

FM Global Group

GLOBALE Rueckversicherung AG

Hartford Insurance Group

ING Groep NV

IPC Re Ltd

IRB - Brasil Resseguros S.A.

    Group

Liberty Mutual Insurance

    Companies

Millea Holdings

Montpelier Reinsurance Ltd Partner Re

Platinum Underwriters

PMA Capital Corp

Renaissance Re Holdings Ltd

Royal & Sun Alliance

    Insurance Group

SCOR Group

Sompo Japan Group

Tawa UK Ltd

Toa Reinsurance Company

Travelers Companies, Inc.

Trenwick Group

White Mountains Insurance

    Group

WR Berkley Corp

Zurich Financial Services

    Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 15

ACE Limited
Reinsurance Recoverable Analysis - 4
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2006	$932	$384	$1,316
Provision at 12/31/06	53	202	255
% of gross	5.7%	52.6%	19.4%

Net balance at December 31, 2006	$879	$182	$1,061

Gross balance at March 31, 2007	$933	$290	$1,223
Provision at 3/31/07	57	215	272
% of gross	6.1%	74.1%	22.2%

Net balance at March 31, 2007	$876	$75	$951

Gross balance at June 30, 2007	$850	$264	$1,114
Provision at 6/30/07	46	173	219
% of gross	5.4%	65.5%	19.7%

Net balance at June 30, 2007 (3)	$804	$91	$895

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 16

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	June 30 2007	March 31 2007	December 31 2006
Market Value
Fixed maturities available for sale	$30,591	$29,934	$28,540
Fixed maturities held to maturity	2,957	3,039	3,015
Short-term investments	2,919	2,658	2,456

Total	$36,467	$35,631	$34,011

Asset Allocation by Market Value
Treasury	$1,587	$1,689	$1,322
Agency	2,117	2,223	2,207
Corporate	7,643	7,473	7,394
Mortgage-backed securities	12,338	11,925	11,346
Asset-backed securities	1,611	1,772	2,020
Municipal	1,367	1,157	809
Non-U.S.	6,885	6,734	6,457
Short-term investments	2,919	2,658	2,456

Total	$36,467	$35,631	$34,011

Credit Quality by Market Value
AAA	$24,121	$23,783	$22,471
AA	3,178	3,095	2,725
A	3,902	3,582	3,909
BBB	2,841	2,610	2,498
BB	948	992	943
B	1,376	1,475	1,365
Other	101	94	100

Total	$36,467	$35,631	$34,011

Cost/Amortized Cost
Fixed maturities available for sale	$30,847	$29,723	$28,389
Fixed maturities held to maturity	3,013	3,060	3,047
Short-term investments	2,919	2,658	2,456

Subtotal	36,779	35,441	33,892
Equity securities	1,522	1,432	1,372
Other investments	749	687	661

Total	$39,050	$37,560	$35,925

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.7 years	3.3 years	3.3 years
Avg. market yield of fixed maturities	5.7%	5.3%	5.4%
Avg. credit quality	AA	AA	AA

Investments	Page 17

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended June 30, 2007			Six months ended June 30, 2007
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(63)	$(462)	$(525)	$(84)	$(405)	$(489)
Equity securities	51	34	85	85	33	118
Equity and fixed income derivatives	(7)	—	(7)	(14)	—	(14)
Foreign exchange gains (losses)	1	—	1	1	—	1
Other	2	13	15	12	33	45

Sub-total	(16)	(415)	(431)	—	(339)	(339)
Other FAS 133 adjustments	5	—	5	5	—	5

Total gains (losses)	(11)	(415)	(426)	5	(339)	(334)
Income tax expense (benefit)	4	(33)	(29)	(18)	(20)	(38)

Net gains (losses)	$(15)	$(382)	$(397)	$23	$(319)	$(296)

(1)	The quarter includes impairments of $13M for fixed maturities, $1M for equities and $2M for other investments. Year to date includes impairments of $50M for fixed maturities, $2M for equities and $2M for other investments.

	Three months ended June 30, 2006			Six months ended June 30, 2006
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(81)	$(236)	$(317)	$(125)	$(429)	$(554)
Equity securities	57	(24)	33	100	24	124
Equity and fixed income derivatives	6	—	6	20	—	20
Foreign exchange gains (losses)	(3)	—	(3)	(7)	—	(7)
Other	3	(3)	—	2	9	11

Total inv. portfolio gains (losses)	(18)	(263)	(281)	(10)	(396)	(406)
Other FAS 133 adjustments	11	—	11	10	—	10

Total gains (losses)	(7)	(263)	(270)	—	(396)	(396)
Income tax expense (benefit)	(1)	(32)	(33)	(2)	(67)	(69)

Net gains (losses)	$(6)	$(231)	$(237)	$2	$(329)	$(327)

(2)	The quarter includes impairments of $56M for fixed maturities, $4M for equities and $1M for other investments. Year to date includes impairments of $80M for fixed maturities, $6M for equities and $6M for other investments.

Investment Gains (Losses)	Page 18

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	June 30 2007	March 31 2007	December 31 2006	December 31 2005
Total short-term debt	$85	$581	$578	$300
Total long-term debt	2,063	2,061	1,560	1,811

Total debt	2,148	2,642	2,138	2,111

Total trust preferred securities	309	309	309	309

Perpetual preferred shares	557	557	557	557
Ordinary shareholders’ equity	14,627	14,402	13,721	11,255

Total shareholders’ equity	$15,184	$14,959	$14,278	$11,812

Total capitalization	$17,641	$17,910	$16,725	$14,232
Tangible shareholders’ equity (1)	$12,453	$12,228	$11,547	$9,109

Leverage ratios
Debt/ total capitalization	12.2%	14.8%	12.8%	14.8%
Debt plus trust preferred secutities/ total capitalization	13.9%	16.5%	14.6%	17.0%
Debt/ tangible equity	17.2%	21.6%	18.5%	23.2%
Debt plus trust preferred securities/ tangible equity	19.7%	24.1%	21.2%	26.6%
Debt plus total preferred stock/ total capitalization	17.1%	19.6%	18.0%	20.9%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 19

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended June 30		Six months ended June 30
	2007	2006	2007	2006
Numerator
Income excluding net realized gains (losses) and cumulative effect(1)	$664	$579	$1,327	$1,056
Perpetual preferred dividend	(11)	(11)	(22)	(22)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	653	568	1,305	1,034
Net realized gains (losses), net of income tax	(15)	(6)	23	2

Net income available to the holders of ordinary shares excluding cumulative effect	638	562	1,328	1,036
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4

Net income available to the holders of ordinary shares	$638	$562	$1,328	$1,040

Rollforward of Ordinary Shares
Ordinary Shares - beginning of period	328,309,225	325,143,060	326,455,468	323,322,586
Issued under employee stock purchase plan	—	26,934	104,162	101,532
Shares (cancelled) granted	(147,432)	(99,832)	1,247,466	1,008,180
Issued for option exercises	847,550	301,319	1,202,247	939,183

Ordinary Shares - end of period	329,009,343	325,371,481	329,009,343	325,371,481

Denominator
Weighted average shares outstanding	324,541,868	321,430,985	324,344,779	321,271,345
Effect of other dilutive securities	5,531,343	4,699,533	5,313,233	4,960,755

Adj. wtd. avg. shares outstanding and assumed conversions	330,073,211	326,130,518	329,658,012	326,232,100

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$2.01	$1.77	$4.02	$3.22
Net realized gains (losses), net of income tax	(0.05)	(0.02)	0.07	—
Cumulative effect of a change in accounting principle, net of tax	—	—	—	0.01

Net income	$1.96	$1.75	$4.09	$3.23

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect(1)	$1.98	$1.74	$3.95	$3.17
Net realized gains (losses), net of income tax	(0.05)	(0.02)	0.07	—
Cumulative effect of a change in accounting principle, net of tax	—	—	—	0.01

Net income	$1.93	$1.72	$4.02	$3.18

(1)	See page 21 Non-GAAP Financial Measures.

Earnings per share	Page 20

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 22.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses), and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this benefit resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Net income, as reported	$649	$701	$665	$578	$573	$1,350	$1,062	$2,305
Net realized gains (losses)	(11)	16	15	(113)	(7)	5	—	(98)
Income tax expense (benefit) on net realized gains (losses)	4	(22)	(7)	(39)	(1)	(18)	(2)	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	—	—	—	4	4

Income excluding net realized gains (losses) and cumulative effect	$664	$663	$643	$652	$579	$1,327	$1,056	$2,351

Reconciliation Non-GAAP	Page 21

ACE Limited
Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share

	June 30 2007	March 31 2007	December 31 2006
Shareholders’ equity	$15,184	$14,959	$14,278
Proceeds from issuance of perpetual preferred shares	(557)	(557)	(557)

Numerator for book value per share calculation	14,627	14,402	13,721
Less: goodwill	2,731	2,731	2,731

Numerator for tangible book value per share	$11,896	$11,671	$10,990

Denominator	329,009,343	328,309,225	326,455,468

Book value per ordinary share	$44.46	$43.87	$42.03
Tangible book value per ordinary share	$36.16	$35.55	$33.66

Reconciliation Book Value	Page 22

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	2Q-07	1Q-07	4Q-06	3Q-06	2Q-06	YTD 2007	YTD 2006	Full Year 2006
Net income	$649	$701	$665	$578	$573	$1,350	$1,062	$2,305
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(427)	73	132	541	(266)	(354)	(384)	289
Reclassification adjustment for net realized gains (losses) included in net income	12	3	(6)	82	3	15	(12)	64
Change in cumulative translation adjustments	19	16	46	15	50	35	74	135
Change in minimum pension liability	(2)	—	29	(5)	(3)	(2)	(4)	20
Income tax (expense) benefit related to other comprehensive income items	23	(18)	(42)	(117)	18	5	46	(113)

Other comprehensive income (loss)	(375)	74	159	516	(198)	(301)	(280)	395

Comprehensive income	$274	$775	$824	$1,094	$375	$1,049	$782	$2,700

Comprehensive Income	Page 23

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Cumulative effect: The benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses) and cumulative effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P&C: Property and casualty.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

Glossary	Page 24